Exhibit 99.3

Frequently Asked Questions

WeWork Merger With BowX Acquisition Corp. SPAC

We hope the following questions and answers will help address some of your initial questions regarding the announcement that WeWork will become a publicly-traded company through a merger agreement with BowX Acquisition Corp.

Contents

•	SPAC and Going Public

•	About BowX

•	Treatment of WeWork Shares

•	Leadership and Organizational Structure

•	Our Business, Our Future

•	Communicating About the Transaction

•	Insider Trading

SPAC and Going Public

Q: What are we announcing?

On March 26, WeWork and BowX Acquisition Corp. (NASDAQ: BOWX) announced a merger agreement that will result in WeWork becoming a publicly-traded company.

The transaction, which is expected to close by Q3 2021, values WeWork at an initial enterprise value of $9.0 billion and provides WeWork with approximately $1.3 billion of cash.

Q: What is a SPAC?

A SPAC, or a “special purpose acquisition company,” is a company formed for the purpose of engaging in a business combination transaction with another company (or companies), with the result being, among other things, that the combined company is publicly-traded.

Q. How are SPACs relevant to today’s news?

BowX Acquisition Corp. is a SPAC and we have agreed to a merger with them.

Q: What does it mean to be a “U.S. public company”?

To be a U.S. public company usually means that the company is permitted to offer its securities (stocks, bonds, etc.) for sale to the general public, typically through an exchange such as the NYSE or NASDAQ.

Q: What are the benefits of being a “public company”?

Becoming a public company will have significant benefits to WeWork, including: access to capital available in the public market to fund our growth, retention and attraction of talent, and continued credibility as the leading global flexible workspace provider.

What will not change is our commitment to you, to living our values and to operating as we have over the last 16 months as part of a broader community focused on operational excellence in creating the future of work.

Q: Is now the right time to take WeWork public?

Today’s decision is the next step in our 2021 journey and the result of investor interest that arose from our disciplined efforts and performance over the past 16 months. We have worked hard to execute against our strategic plan and, even amidst the pandemic, have made great strides in doing so. Because of this progress, we’ve received interest from a variety of investors.

At a time when flexibility is more in demand than ever and the hybrid model of office space is emerging as the true future of work—WeWork has never been better positioned to capitalize on our unique market position and assume our position as the leader in flexible space.

Q: When will WeWork officially be a public company?

We will become a public company if and when the transaction with BowX closes. We hope that all closing conditions, including approval by BowX shareholders, will occur by the third quarter of this year.

Q: Is our Company name still WeWork after the completion of the transaction?

Yes, our company name will remain WeWork following the close of the transaction. Technically, WeWork Inc. will be acquired by BowX, but BowX has agreed to rename itself “WeWork Inc.” immediately after the closing of the transaction.

Q: Will our company website change?

No, our company website will not change.

Q: Is the closing of the transaction with BowX, and resulting public listing of WeWork, guaranteed?

We are hopeful that we will be able to complete this transaction and are happy to share that the transaction has been unanimously approved by the Boards of Directors of WeWork Inc. and BowX. The closing of the transaction is subject to the approval of BowX shareholders, and the satisfaction of other customary closing conditions, including the registration with the U.S. Securities & Exchange Commission (SEC) of the shares being issued to WeWork stockholders.

Q: How will this announcement impact our relationship with SoftBank? Will Marcelo Claure stay on as Executive Chairman?

In the near term, we anticipate that the transaction will have no immediate impact on our strong relationship with SoftBank. Additionally, Marcelo Claure will stay on our Board of Directors and continue to serve as Executive Chairman.

Q: How does the transaction impact WeWork’s franchised markets, including China, India and Japan?

We anticipate that the transaction will have no immediate impact on strategy or day-to-day operations with respect to WeWork’s franchised markets.

Q: Can I trade WeWork or BowX shares at this time? Can I exercise my stock options?

You cannot trade BowX shares or WeWork bonds at this time (please see insider trading section below for important information about your obligations). As WeWork Inc. is currently a private company, there is no market to buy shares of WeWork Inc. at this time, although, to the extent that you hold vested stock options, you may exercise those options (that is, purchase the underlying shares — if you would like to do so, please reach out to equity@wework.com).

Once the transaction is completed and WeWork is a public company, you will be able to buy and sell shares in WeWork in the open market, limited by your obligations under securities laws and the WeWork Code of Conduct & Ethics.

About BowX

Q:Why did we agree to a transaction with BowX?

BowX believes WeWork is an attractive long-term investment opportunity with transaction terms that reflect strong upside potential.

BowX’s seasoned management team is composed of tech entrepreneurs whose partnership and expertise in building platform businesses will be invaluable as WeWork continues its tech-driven disruption of office real estate.

WeWork received several inbounds from SPACs seeking merger partners or private investments. We chose BowX because it understands WeWork’s unique position, is aligned with its plans for continued growth, and has the experience and expertise to support the company on that trajectory.

Q: What role will BowX have at WeWork moving forward?

Following the closing of the transaction, BowX Chairman and Co-CEO Vivek Ranadivé will join WeWork’s Board of Directors.

Treatment of WeWork Shares

Q: If I hold shares of WeWork Inc., what happens to those shares in the transaction?

If you hold shares of WeWork Inc., when the closing of the merger occurs, those shares will automatically convert into BowX shares. The number of BowX shares that you will hold will be equal to (a) the number of WeWork Inc. shares that you hold immediately prior to the closing, multiplied by (b) an Exchange Ratio, which is currently estimated to be 0.83, rounded down to the nearest whole number. The actual Exchange Ratio is subject to change based on the implied valuation immediately prior to closing of WeWork Inc. and of BowX.

BowX will then rename itself “WeWork Inc.” so that you will then hold converted, publicly traded “WeWork Inc.” shares. This treatment applies to shares held both by current and former employees, as well as non-employee investors.

Q: Will I be able to sell shares on the same day that we go public?

Yes, most employees will be able to sell their shares as soon as WeWork is publicly listed as the parties have agreed that shareholders, including current and former employees, will not be subject to a lock-up period. However, please note that you will be subject to securities laws and WeWork’s policy regarding insider trading. We strongly encourage you to become familiar with your obligations (insider trading is explained more below).

Q: What will the shares be priced at on listing day?

We cannot comment on what our share price will be when the merger closes and, as a result, we become a publicly listed company. The examples above are illustrative only.

Q: Does the transaction with BowX impact the tender offer from SoftBank?

The transaction is not anticipated to have any impact on SoftBank’s pending tender offer for equity securities of WeWork Inc. launched on March 10, 2021. The offer to purchase will be updated to disclose information related to the transaction at least five business days before expiration of the tender offer. The transaction will not prevent eligible holders from participating in the tender offer.

FOR CURRENT EMPLOYEES: Please reference the FAQs posted on Connect for additional information about the transaction.

Q: Where should I go if I have questions related directly to the SPAC, or for additional information regarding the SPAC?

FOR CURRENT EMPLOYEES:

Please review the FAQs posted on Connect. We have only begun the initial SPAC process and therefore, all information that we can share at this time is included in the FAQs. We will update you as additional information becomes available.

FOR FORMER EMPLOYEES:

You can read about the SPAC merger in WeWork’s press release announcing the transaction. The press release is available in the Newsroom section of wework.com.

Q: Should I exercise my stock options prior to the public listing date?

Exercising your options is a highly personal investment decision, and you should make your decision after considering consulting a financial, tax, or legal expert, and discussing with your spouse or significant other, family, or a trusted friend as needed.

FOR CURRENT EMPLOYEES:

For additional information on stock options, review the FAQ posted on Connect.

FOR FORMER EMPLOYEES:

For additional information on stock options, review the attached FAQ.

Leadership and Organizational Structure

Q: Will Sandeep Mathrani stay on as CEO?

Yes, Sandeep will remain our Chief Executive Officer.

Q: How will this transaction affect my job?

Taking WeWork public should have a limited impact on most jobs. We have spent the last 16 months streamlining our workforce and organizational structure, and feel that we have the people and skills to support our short and longer term needs.

Continued employment will be based on individual performance and business needs. To the extent that any existing roles change, your management team will work with you on any changes.

Our Business, Our Future

Q: Does this transaction mean that our strategy has changed?

Our strategy remains the same and we should continue to act as we did before—continuing to provide flexible workspace solutions and leading the future of work through the digitization of our real estate platform.

Q: How will this transaction impact our members?

Our commitment to providing members with inspiring spaces and unmatched community experiences remains unchanged. As a public company, we will have access to additional capital to grow our business while continuing to digitize our real estate portfolio and create a better member experience. At the end of the day, member satisfaction will continue to be our number one priority.

Q: How will this transaction impact our landlords?

We would not be where we are today without the support and partnership of our landlords. As we engage them moving forward, we will continue to prioritize transparency, trust and shared success.

Q: Will this change WeWork’s culture and values?

No, we remain committed to the core values we set in 2020 and will continue to live by them:

•	Do the right thing.

•	Strive to be better, together.

•	Be entrepreneurial.

•	Give gratitude.

•	Be human, be kind.

Communicating About the Transaction

Q: Can I comment on WeWork’s business and my excitement about this transaction and our future?

No. You may not discuss or comment on our business or your work, the transaction announced today with BowX or our future as a business. As we go through the process of becoming a public company, sharing confidential information can jeopardize this process and create an issue with regulatory agencies. Moreover, if the transaction closes, as a public company, we need to ensure that only authorized spokespeople discuss future plans or business projections.

Q: Who are WeWork’s spokespeople?

Please do not speak to members of the media about WeWork or comment publicly on the business or the transaction announced today with BowX. If you are contacted by a member of the media please notify the Corporate Communications team at press@wework.com.

Q: Members are asking me questions about going public or about the health of our business, what should I tell them?

Members were notified of this news today. Beyond that, we are strictly limited in our ability to speak about the performance of WeWork’s business. As we go through this process to become a public company, confidentiality is more important now than ever. Sharing confidential details can jeopardize the deal and create regulatory scrutiny.

Q: What should I do if I’m approached by the media with questions about the transaction?

As we go through the process of becoming a public company, and as a public company if the merger closes, there are strict rules that dictate how WeWork and its employees are permitted to publicly speak about the company and its business endeavors. Sharing confidential information can jeopardize this transaction and create an issue with our regulator. Therefore, it is critical that no employees speak on behalf of WeWork to the media or other organizations, including about the company’s financials, upcoming deals or make any forward-looking statements relating to future business conditions.

As a reminder, if you receive media or investor inquiries, please refer them to press@wework.com.

Q: Can I discuss the transaction with my friends and family?

If your friends or family want information regarding the transaction, please direct them to our press release. If someone asks you about the process of going public or company fundamentals, the best response is something polite like, “Thank you for your interest in WeWork, but I cannot comment.” If pushed further, you can say something like, “I can’t speak to that, but I would be happy to connect you with the appropriate spokespeople.” You should then promptly notify the Corporate Communications team at press@wework.com.

Q: Can I forward or repost internal memos?

No. Please do not forward to anyone or repost for public or private consumption any internal WeWork memos. We send these materials to you in an effort to offer as much transparency as possible to our employees, and we request that you respect the confidential nature of these communications.

Q: Can I post on social media about WeWork?

As always, please be respectful and professional in all social media posts you choose to upload from the workplace or associate in any way with WeWork. Keep in mind the below restrictions. You cannot post any information related to topics including, but not limited to:

•	WeWork’s financial performance (revenue, earnings, losses, etc.);

•	Confidential business and/or prospectus information;

•	A change in business-impacting trends;

•	A pending or prospective merger, acquisition or tender offer;

•	A pending or prospective contract or award;

•	The sale of significant assets, or a significant subsidiary;

•	Major changes in senior management; and

•	Any other material non-public information.

Regarding communications around the transaction, while we understand that you are excited about the milestone, please do not post about the transaction on social media or repost WeWork’s social media posts on the transaction. Finally, please do not draft your own commentary related to going public or our expectations as a public company, as it is important that all messaging on the subject is driven and directed by the company. Please see our social media policy for additional information.

Q: How are members and landlords being notified about the transaction?

As part of our communications plan, we are contacting our members and landlords to inform them of this transaction. The announcement of our merger agreement with BowX is also public information, so many members and landlords may already be aware.

Q: What kind of disclosure must a U.S. public company provide?

U.S. public companies must provide regular disclosure to the market of significant developments affecting their business and/or value of their securities. There are two general types of public disclosure obligations imposed on U.S. public companies. First, the company is obligated to file various periodic reports and statements with the SEC, all which are available to the general public. Each of these reports and statements requires the company to disclose and discuss various types of information relating to the company. Second, the company is subject to certain continuing obligations to disclose on a timely basis material information concerning the company (for example, material acquisitions, major contracts outside of our normal course of business, a new director or executive officer, etc.).

Q: How will becoming public change the way that WeWork communicates?

The level of information flow will necessarily change as a result of public company obligations explained below. We will communicate with investors and other regulators on a quarterly and yearly basis, but must only discuss information that is contained in news releases, quarterly and annual SEC filings and annual reports, proxies, investor presentations and other publicly-issued information.

Notwithstanding some changes in how we communicate certain categories of information that will be subject to greater confidentiality obligations, we will continue to communicate with you—our people—to continue to enhance your experience and advance our goal of making WeWork a great place to work.

Q: Where can I find WeWork’s SEC filings?

BowX’s public filings, including those related to its merger with WeWork, can be found on the SEC’s website at www.sec.gov. Following the closing of the merger, WeWork’s public filings will also be available at this website.

Insider Trading

Q. Can I buy or trade BowX shares now?

No, you should not buy or trade BowX shares right now. Doing so could expose you to the insider trading risks described below, such as regulatory scrutiny, criminal prosecution, monetary penalties and/or jail time. If you have any questions about your obligations, you are encouraged to contact compliance@wework.com.

Q: Can I trade SoftBank securities at this time?

You should not trade SoftBank securities without first contacting Compliance by emailing compliance@wework.com.

Q: What is insider trading?

Insider trading is using material non-public information about a company to buy or sell securities based on that information. It is illegal.

Federal securities laws prohibit all directors, officers, employees and others who are aware of material non-public information about a company from trading on that information. Disclosing material non-public information to others who then trade on it is also against the law, and both the person who discloses the information and the person who trades on it are liable. People who engage in insider trading can be criminally prosecuted and liability can include jail time and/or monetary penalties.

Additionally, as part of the process of becoming a public company, the SEC is scrutinizing our activities to ensure that we comply with our obligations and violating the SEC’s rules on insider trading, or even the appearance of violations, can result in an inquiry from the SEC.

Q: What is material non-public information?

Material non-public information is any information about a company that has not reached the general marketplace and that would be important to investors who are deciding whether to trade its securities. “Material” information is information that a reasonable investor would consider important in making a decision to buy or sell securities. “Non-public” information is information that is not generally available to the public.

A few examples of material non-public information include significant contracts, financial forecasts or earnings estimates, major management changes, proposed mergers, acquisitions, or dispositions, major litigation, securities offerings, stock splits or repurchases of company securities.

Q: When is information considered public?

Information becomes public when it is generally available. For example, information becomes “public” after it has been disclosed in an SEC filing or announced via a press release that is carried by a major wire service. However, even after information becomes generally available, employees are encouraged to wait at least two full trading days before considering it “public” for trading purposes.

Q: Do the restrictions on insider trading only apply to employees?

No, the restrictions apply to anyone with material non-public information. This means the law applies to officers, directors, employees, and agents of the company, as well as suppliers and consultants who have special access to such information. The law also applies to spouses, children, and anyone else in an employee’s home. Anyone can be an insider if he/she is trading securities on material non-public information.

Q: I would never trade on inside information, but what if I give my roommate a tip just before a big news release? Can he get in trouble?

You should not give your roommate (or anyone) a tip. Like you, they cannot trade securities based on material non-public information. You cannot share such information with anyone. This could lead to prosecution for illegal insider trading for both you and your dad, which could result in imprisonment and/or monetary penalties.

Q: There are a lot of rules to navigate when it comes to trading securities and in the spirit of our core values, I want to make sure that I’m doing the right thing. Is there a resource I can consult?

If you are in doubt as to whether you have material non-public information, do not trade. If you have questions about whether a potential trade will violate insider trading laws and policies, please email compliance@wework.com.

Additional Information and Where to Find It

This communication relates to a proposed transaction between WeWork Inc. (the “Company”) and BowX Acquisition Corp. (“BowX”). This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, the combined company or BowX, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. BowX intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which will include a document that serves as a prospectus and proxy statement of BowX, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all BowX shareholders. BowX also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of BowX are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by BowX through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

BowX and its directors and executive officers may be deemed to be participants in the solicitation of proxies from BowX’s shareholders in connection with the proposed transaction. A list of the names of the directors and executive officers of BowX and information regarding their interests in the business combination is set forth in BowX’s registration statement on Form S-1 (Registration No. 333-239941) originally filed with the SEC on July 17, 2020. Additional information regarding the interests of such persons and other persons who may be deemed participants in the solicitation will be contained in the registration statement and the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made in this communication are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Such “forward-looking statements” with respect to the proposed transaction between the Company and BowX include statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of the Company. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of BowX’s securities, (ii) the risk that the transaction may not be completed by BowX’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by BowX, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the shareholders of BowX, the satisfaction of the minimum amount in the trust account following redemptions by BowX’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the PIPE investment, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of the Company and potential difficulties in Company employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against the Company or against BowX related to the Merger Agreement or the proposed transaction, (x) the ability to maintain the listing of BowX’s securities on a national securities exchange, (xi) the price of BowX’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which BowX plans to operate or the Company operates, variations in operating performance across competitors, changes in laws and regulations affecting BowX’s or the Company’s business, the Company’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xii) changes in general economic conditions, including as a result of the COVID-19 pandemic, and (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the registration statement on Form S-4 discussed above, the proxy statement/prospectus and other documents filed or that may be filed by BowX from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company and BowX assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither the Company nor BowX gives any assurance that either the Company or BowX, or the combined company, will achieve its expectations.